                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                      DEPOSITOR TRANSFER AND SALE AGREEMENT

                                  BY AND AMONG

                        EDUCATION FUNDING CAPITAL I, LLC,
                      a Delaware limited liability company,

                                FIFTH THIRD BANK,
                   not in its individual capacity, but solely as eligible lender trustee on behalf of Education Funding Capital I, LLC under the Depositor Eligible Lender Trust Agreement,

                        EDUCATION FUNDING CAPITAL TRUST-I
                            a Delaware business trust

                                       and

                                FIFTH THIRD BANK,
             not in its individual capacity, but solely as co-owner
                      eligible lender trustee on behalf of
                        Education Funding Capital Trust-I
                 under the Trust Eligible Lender Trust Agreement

                   ------------------------------------------

                             dated as of May 1, 2002

                   ------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                 PAGE
                                                                                 ----
ARTICLE I SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS ....................  2
  1.01  Sale, Transfer and Acceptance of Transferred Assets ......................  2
  1.02  Consideration for Transfer of Transferred Assets .........................  2
  1.03  Release of Depositor and Depositor Eligible Lender Trustee ...............  2

ARTICLE II CLOSING ...............................................................  3
  2.01  Closing ..................................................................  3
  2.02  General Procedure ........................................................  3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND DEPOSITOR
ELIGIBLE LENDER TRUSTEE ..........................................................  3
  3.01  Formation and Authority ..................................................  3
  3.02  Execution, Delivery; Valid and Binding Agreement .........................  4
  3.03  Brokerage ................................................................  4
  3.04  Regarding Financed Student Loans .........................................  4

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE TRUST AND TRUST ELIGIBLE
LENDER TRUSTEE ...................................................................  7
  4.01  Formation and Authority ..................................................  7
  4.02  Execution, Delivery; Valid and Binding Agreement .........................  7

ARTICLE V COVENANTS OF DEPOSITOR .................................................  8
  5.01  Regarding Closing Conditions .............................................  8
  5.02  Regarding the Higher Education Act .......................................  8
  5.03  Regarding Perfection of Security Interest in Financed Student Loans ......  8
  5.04  Conditions Precedent to Repurchase Obligation ............................  8
  5.05  Repurchase by Depositor ..................................................  8
  5.06  Regarding Tax Matters ....................................................  9

ARTICLE VI COVENANTS OF THE TRUST AND THE TRUST ELIGIBLE LENDER TRUSTEE ..........  9
  6.01  Regarding Closing Conditions .............................................  9
  6.02  Regarding the Higher Education Act and the Financed Student Loans ........  9
  6.03  Regarding Tax Matters ....................................................  9
  6.04  Restrictions Regarding Bankruptcy ........................................  9

ARTICLE VII CONDITIONS TO CLOSING ................................................ 10
  7.01  Conditions to Closing .................................................... 10

ARTICLE VIII TERMINATION ......................................................... 11
  8.01  Termination .............................................................. 11
  8.02  Effect of Termination .................................................... 11

ARTICLE IX INDEMNIFICATION ....................................................... 12
  9.01  Indemnification by the Depositor ......................................... 12
  9.02  Indemnification by the Trust ............................................. 12
  9.03  Legal Proceedings ........................................................ 12

ARTICLE X MISCELLANEOUS .......................................................... 13
  10.01 Expenses ................................................................. 13
  10.02 Further Assurances ....................................................... 13
  10.03 Amendment and Waiver ..................................................... 13
  10.04 Notices .................................................................. 13
  10.05 Assignment ............................................................... 13
  10.06 Severability ............................................................. 14
  10.07 Complete Agreement ....................................................... 14
  10.08 Counterparts ............................................................. 14
  10.09 Governing Law ............................................................ 14


APPENDIX A - Glossary of Defined Terms
APPENDIX B - Administration Agreement
APPENDIX C - Servicing Agreement
APPENDIX D-1 - Schedule of Financed Student Loans

                      DEPOSITOR TRANSFER AND SALE AGREEMENT

     This DEPOSITOR TRANSFER AND SALE AGREEMENT (this "Agreement"), dated as of May 1, 2002, is made and entered into by and among EDUCATION FUNDING CAPITAL I, LLC, a Delaware limited liability company (the "Depositor"), FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Depositor under the Depositor Eligible Lender Trust Agreement (the "Depositor Eligible Lender Trustee"), EDUCATION FUNDING CAPITAL TRUST-I, a Delaware business trust (the "Trust"), and FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Trust under the Trust Eligible Lender Trust Agreement (the "Trust Eligible Lender Trustee"):

     A. The Depositor is a bankruptcy-remote special purpose entity that has been organized for the limited purpose of facilitating the financing of the Financed Student Loans under that certain Indenture of Trust dated as of May 1, 2002 (the "Indenture") among the Trust, Fifth Third Bank, as indenture trustee, and the Trust Eligible Lender Trustee on behalf of the Trust; and

     B. The Depositor has heretofore created the Trust pursuant to the Trust Agreement dated as of May 9, 2002, as amended and restated by the Amended and Restated Trust Agreement dated as of May 9, 2002, among the Depositor, Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (the "Owner Trustee") of the Trust, and Fifth Third Bank, not in its individual capacity, but solely as co-owner trustee (the "Co-Owner Trustee") of the Trust, acknowledged and agreed to the Trust Eligible Lender Trustee on behalf of the Trust.

     C. Capitalized words and terms used but not defined herein are defined in Appendix A hereto which also contains rules as to usage and construction that shall be applicable herein;

     D. Each of the Depositor and the Depositor Eligible Lender Trustee desires (i) to sell, transfer, assign and convey to the Trust and the Trust Eligible Lender Trustee, as the case may be, for the benefit of the Trust all of their respective right, title and interest in and to the Transferred Assets and
(ii) to carry out such transactions on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

               SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS

     1.01   Sale, Transfer and Acceptance of Transferred Assets.

            (a) The Depositor, to the full extent of its right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby agree to sell, transfer, assign, set over and otherwise convey, without recourse, to the Trust, and the Depositor Eligible Lender Trustee to the full extent of its respective right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby agree to sell, transfer, assign, set over and otherwise convey, without recourse, to the Trust Eligible Lender Trustee, for the benefit of the Trust, and each of the Trust and the Trust Eligible Lender Trustee, as the case may be, for the benefit of the Trust hereby agree to accept and acquire from the Depositor or the Depositor Eligible Lender Trustee, as the case may be, all of the Depositor's and the Depositor Eligible Lender Trustee's respective right, title and interest as of each Closing Date, in and to the Transferred Assets, whether now owned or hereafter acquired; provided, however, that with respect to such sale, transfer, assignment, and conveyance to the Trust Eligible Lender Trustee, only the legal title to the Financed Student Loans held by the Depositor Eligible Lender Trustee is hereby sold, transferred, assigned, set over and conveyed to the Trust Eligible Lender Trustee.

            (b) The parties intend that the conveyance of all the respective right, title and interest in the Transferred Assets be a sale of the Transferred Assets from each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, to each of the Trust and the Trust Eligible Lender Trustee, as the case may be (a "Sale"), and the parties shall treat the transaction contemplated by this Agreement for all purposes consistent with such intent and not as a pledge of the Transferred Assets by the Depositor or the Depositor Eligible Lender Trustee to secure a debt or other obligation of the Depositor or the Depositor Eligible Lender Trustee.

     1.02 Consideration for Transfer of Transferred Assets. The consideration to be provided by Trust to the Depositor and the Depositor Eligible Lender Trustee for the Transfer of the Transferred Assets shall be payment of the Purchase Price.

     1.03   Release of Depositor and Depositor Eligible Lender Trustee.

            (a) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Trust will become the successor in interest to the Depositor with respect to the Transferred Assets.

            (b) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Trust Eligible Lender Trustee will become the successor in interest to the Depositor Eligible Lender Trustee with respect to the Transferred Assets.

                                   ARTICLE II

                                     CLOSING

     2.01 Closing. The initial closing of the transactions contemplated by this Agreement (the "Initial Closing") will take place at the offices of Squire, Sanders & Dempsey L.L.P., 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215, on May 23, 2002 or at such other place and on such other date as shall be mutually agreed upon by the Depositor and the Trust (the "Initial Closing Date"). One or more subsequent closings (each a "Subsequent Closing," together with the Initial Closing, each a "Closing") of the transactions contemplated by this Agreement may take place at such location and on such dates as shall be mutually agreed upon by the Depositor and the Trust (each a "Subsequent Closing" together with the Initial Closing Date, each a "Closing Date).

     2.02   General Procedure.

            (a) At each Closing, and effective as of each Closing Date, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Article VII and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, including the applicable Appendix D, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party.

            (b) At the Initial Closing, and effective on the Initial Closing Date, Grad Partners and the Trust shall execute and deliver the Administration Agreement, providing for certain administrative services to be performed by Grad Partners for the Trust, in the form of Appendix B hereto (the "Administration Agreement").

            (c) At the Initial Closing, and effective on the Initial Closing Date, Grad Partners and the Trust shall execute and deliver the Servicing Agreement, providing for Grad Partners as the Servicer to provide the servicing, or arrange for the servicing by a Subservicer, of the Financed Student Loans on behalf of the Trust, in the form of Appendix C hereto (the "Servicing Agreement").

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                 DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE

     Each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, hereby represents and warrants to the Trust and the Trust Eligible Lender Trustee that, as of the date of this Agreement:

     3.01 Formation and Authority. The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee is an Ohio banking corporation, duly formed and validly existing under the laws of the State of Ohio, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee was at all relevant times and is an "eligible lender" under the provisions of the Higher Education Act.

     3.02 Execution, Delivery; Valid and Binding Agreement. The authorization, execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which either the Depositor or the Depositor Eligible Lender Trustee is a party or by which either is bound or constitute a default thereunder; neither the Depositor nor the Depositor Eligible Lender Trustee is a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of either the Depositor or the Depositor Eligible Lender Trustee to perform its respective obligations under this Agreement. This Agreement constitutes a valid and binding obligation of each of the Depositor and the Depositor Eligible Lender Trustee enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions herein contemplated, except for those that have been obtained.

     3.03 Brokerage. No broker or finder has acted for the Depositor or the Depositor Eligible Lender Trustee in connection with this Agreement or the transactions contemplated hereby, and no third party shall be entitled to receive any fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Depositor or the Depositor Eligible Lender Trustee.

     3.04 Regarding Financed Student Loans. The Depositor (or the Depositor Eligible Lender Trustee where expressly otherwise stated) hereby represents and warrants to the Trust that as of the date of Transfer of the Transferred Assets:

            (a) Any information furnished by the Depositor to the Trust or its agents with respect to any Financed Student Loan is true, complete and correct in all material respects.

            (b) Each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

            (c) The amount of the unpaid principal balance of each Financed Student Loan shown on the applicable Appendix D, Schedule of Financed Student Loans is correct, and no counterclaim, offset, defense or right to rescission exists with respect to any Financed Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the student borrower against the Depositor or the Trust as assignee thereof. The Depositor has taken all reasonable actions to assure that no maker of a Financed Student Loan has acquired or may acquire a defense to the payment thereof. No Financed Student Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits the Depositor to charge an interest rate less than the applicable rate of interest, the Trust may approve, in its sole discretion, in writing, interest reductions which are part of a student borrower repayment incentive program of the Depositor, the terms of which have been fully described in detail and in writing to the Trust.

            (d) Each Financed Student Loan provides for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods.

            (e) The Depositor and the Depositor Eligible Lender Trustee are the sole owners and holders of each Financed Student Loan and have full right and authority to Transfer the same free and clear of all liens, pledges or encumbrances, and upon the delivery of a fully executed blanket endorsement with regard to the promissory notes and applications evidencing the Transfer of the Financed Student Loans to the Trust and the Trust Eligible Lender Trustee pursuant to this Agreement, the Trust and the Trust Eligible Lender Trustee will acquire full right, title and interest in, or alternatively, a lien and perfected security interest in, such Financed Student Loans free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to the Financed Student Loans, including the original promissory note (or an original or copy of each Master Promissory Note) for each Financed Student Loan, is in the possession of the applicable Servicer or Subservicer, as the case may be.

            (f) Each Financed Student Loan was originated in the United States of America, its territories or its possessions in accordance with the Federal Family Education Loan Program, complies in all respects with the requirements of the Higher Education Act and is a Financed Student Loan as those terms are defined in this Agreement.

            (g) The information set forth in the applicable Appendix D accurately describes and identifies the Financed Student Loans transferred as part of the Transferred Assets.

            (h) The Depositor and any Servicer or Subservicer, as the case may be, have each exercised and shall continue to exercise, until the consummation of the Transfer, due diligence and reasonable care in making, administering, servicing and collecting the Financed Student Loans.

            (i) Each Financed Student Loan is Guaranteed; each Guarantee, is in full force and effect, is freely transferable as an incident to the transfer of the related Financed Student Loan and is valid and binding upon the parties thereto; all amounts due and payable to the Secretary or a Guarantee Agency, as the case may be, have been paid or will be paid in full by the Seller, and none of the Financed Student Loans has at any time been tendered to either the Secretary or any Guarantee Agency for payment.

          (j) Each Financed Student Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

          (k) Each Financed Student Loan is evidenced by a single executed promissory note (which may be in electronic form), which note is a valid and binding obligation of the student borrower, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors' rights.

          (l) No Financed Student Loan has a payment that is more than 90 days delinquent.

          (m) The Depositor or the originating lender has reported, or will report when due and has paid or will pay out of the Purchase Price, the amount of origination fees and consolidation rebate fees, if any, authorized to be collected with respect to each Financed Student Loan pursuant to Section 438(c) of the Higher Education Act to the Secretary for the period in which the fee was authorized to be collected.

          (n) The Depositor or the originating lender has made any refund of origination fee collected in connection with any Financed Student Loan which may be required pursuant to the Higher Education Act.

          (o) The transactions contemplated by this Agreement are and will be in the ordinary course of the Depositor's business, and the Depositor has valid business reasons for Transferring the Financed Student Loans rather than obtaining a secured loan with the Financed Student Loans as collateral. Both before and immediately after giving effect to any Transfer: (i) the Depositor Transferred or will Transfer the Financed Student Loans to the Trust without any intent to hinder, delay or defraud any current or future creditor of the Depositor; (ii) the Depositor was not engaged and was not about to engage, and will not engage in, any business or transaction for which any property remaining with the Depositor was or will constitute unreasonably small capital in relation to the business of the Depositor or the transaction; (iii) the Depositor did not intend or will not intend to incur, and did not believe or reasonably should not have believed, or will not believe or reasonably shall not have believed, that it would incur debts beyond its ability to pay as they become due; and (iv) the Depositor was not and will not be insolvent or did not or will not become insolvent as a result of any Transfer.

          (p) Each Transfer of the Financed Student Loans (including all payments due or to become due thereunder) by the Depositor pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Trust or the Depositor to any federal, state or local government ("Transfer Taxes") except such Transfer Taxes as are paid by the Depositor at the time of Transfer and except UCC filing fees. In the event that the Trust receives actual notice of any unpaid Transfer Taxes arising out of the Transfer of the Financed Student Loans, on written demand by the Trust, or upon the Depositor otherwise being given notice thereof, the Depositor shall pay, and otherwise indemnify and hold the Trust harmless therefor. The Depositor shall not be responsible for the Trust's income taxes, if any.

          (q) The Depositor has conducted or caused to be conducted on its behalf a reasonable investigation of sufficient scope and content to enable it to make in good faith the representations and warranties contained in this Agreement.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF THE
                     TRUST AND TRUST ELIGIBLE LENDER TRUSTEE

     Each of the Trust and the Trust Eligible Lender Trustee, as applicable, hereby represents and warrants to the Depositor that, as of the date of this
Agreement:

     4.01 Formation and Authority. The Trust is a business trust validly created under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority under the Trust Agreement to enter into this Agreement and perform its obligations hereunder. The Trust Eligible Lender Trustee is an Ohio banking corporation, duly formed and validly existing under the laws of the State of Ohio, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Trust Eligible Lender Trustee was at all relevant times and is an "eligible lender" under the provisions of the Higher Education Act.

     4.02 Execution, Delivery; Valid and Binding Agreement. The authorization, execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which either the Trust or the Trust Eligible Lender Trustee is a party or by which either is bound or constitute a default thereunder; neither the Trust nor the Trust Eligible Lender Trustee is a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of either the Trust or the Trust Eligible Lender Trustee to perform its respective obligations under this Agreement. This Agreement constitutes a valid and binding obligation of each of the Trust and the Trust Eligible Lender Trustee enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions herein contemplated, except for those that have been obtained.

                                    ARTICLE V

                             COVENANTS OF DEPOSITOR

     The Depositor covenants and agrees with the Trust as follows:

     5.01 Regarding Closing Conditions. The Depositor shall take all commercially reasonable actions necessary to cause the conditions applicable to itself and the Trust set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

     5.02 Regarding the Higher Education Act. The Depositor shall, both before and after each Closing Date, take all such action, or refrain from taking such action, to the extent necessary and reasonable to be taken or not taken by the Depositor in its capacity as assignor in order to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to Financed Student Loans will not be adversely affected.

     5.03 Regarding Perfection of Security Interest in Financed Student Loans. The Depositor shall furnish and file, and shall cause the Depositor Eligible Lender Trustee to furnish and file, if appropriate, any document reasonably requested by the Trust to perfect the Trust's and the Trust Eligible Lender Trustee's ownership interest in the Financed Student Loans.

     5.04 Conditions Precedent to Repurchase Obligation. At the request of either the Trust or the Trust Eligible Lender Trustee, the Depositor shall repurchase, or, shall cause the Depositor Eligible Lender Trustee, as applicable, to repurchase, pursuant to the terms set forth in Section 5.05, each Financed Student Loan with respect to which:

          (a) Any representation or warranty contained in Section 3.04 shall prove to be materially incorrect;

          (b) The Secretary or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a Financed Student Loan, including any claim for Interest Subsidy Payments, Special Allowance Payments, insurance, reinsurance or Guarantee Payments due to any circumstance or event that occurred prior to the Transfer of such Financed Student Loan to the Trust; or

          (c) On account of any wrongful or negligent act or omission of the Depositor or the Depositor Eligible Lender Trustee, the originating lender or its or their servicing agents, as the case may be, that occurred prior to the Transfer of a Financed Student Loan to the Trust, a defense that makes the Financed Student Loan unenforceable is asserted by a student borrower, maker or endorser, if any, of the Financed Student Loan with respect to his or her obligation to pay all or any of such Financed Student Loan.

     5.05 Repurchase by Depositor. Upon the occurrence of any of the conditions set forth in Section 5.04 and upon the request of the Trust or any permitted assignee thereof under Section 10.05, the Depositor shall pay, or cause to be paid, to the Trust an amount equal to the same percentage of the then-outstanding Principal Balance of such Financed Student Loan as the

Depositor originally paid in the Purchase Price for such Financed Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Financed Student Loan from the applicable Closing Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Trust or the appropriate successors or assigns in connection with such Financed Student Loan and arising out of the reasons for the repurchase. With respect to any Financed Student Loan repurchased by the Depositor pursuant to this Agreement, the Trust Eligible Lender Trustee shall transfer, without recourse, representation or warranty, to the Depositor Eligible Lender Trustee, on behalf of Depositor all of Trust's and the Trust Eligible Lender Trustee's right, title and interest in and to such Financed Student Loan, and all security and documents relating thereto.

     5.06 Regarding Tax Matters. The Depositor shall be responsible for all taxes attributable to the ownership of the Transferred Assets for all periods prior to the applicable Closing Date.



                                   ARTICLE VI

                         COVENANTS OF THE TRUST AND THE
                          TRUST ELIGIBLE LENDER TRUSTEE

     Each of the Trust and the Trust Eligible Lender Trustee covenants and agrees with the Depositor as follows:

     6.01 Regarding Closing Conditions. Each of the Trust and the Trust Eligible Lender Trustee shall take all commercially reasonable actions necessary to cause the conditions applicable to itself set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

     6.02 Regarding the Higher Education Act and the Financed Student Loans. Each of the Trust and the Trust Eligible Lender Trustee shall, both before and after each Closing Date, take all such action, or refrain from taking such action, as is necessary to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to the Financed Student Loans will not be adversely affected.

     6.03 Regarding Tax Matters. The Trust shall be responsible for the payment of all taxes attributable to the ownership of the Transferred Assets for all periods after the applicable Closing Date; provided, however, that the Trust shall be responsible for the payment of such taxes only from the Transferred Assets.

     6.04 Restrictions Regarding Bankruptcy. Neither the Trust nor the Trust Eligible Lender Trustee shall, for any reason, institute proceedings for the Depositor to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Depositor, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of the property of the Depositor or cause or permit the Depositor to make any assignment for the benefit of creditors, or admit in writing the inability of the Depositor to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Depositor or take any action in furtherance of any such action.

                                  ARTICLE VII

                              CONDITIONS TO CLOSING

     7.01 Conditions to Closing. The obligation of each party to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before each Closing Date:

          (a) The respective representations and warranties of the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Trust Eligible Lender Trustee set forth in Articles III and IV hereof, respectively, shall be true and correct in all material respects at and as of the applicable Closing Date as though then made, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

          (b) Each party shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the applicable Closing Date;

          (c) Each party shall have obtained, or caused to be obtained, each consent and approval required in order to complete the transactions contemplated hereby including, without limitation, rating agency confirmations;

          (d) There shall not be threatened, instituted or pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions;

          (e) On the applicable Closing Date, the Depositor shall have received from the Trust the Purchase Price in immediately available funds;

          (f) On the applicable Closing Date, the Depositor, the Depositor Eligible Lender Trustee, the Trust or the Trust Eligible Lender Trustee, as applicable (and any other parties to each of the following agreements or instruments), shall have executed and delivered the following to the applicable parties, together with the execution and delivery of this Agreement (provided, however, that this Agreement shall be deem delivered immediately prior to, but nevertheless subject to, the delivery of the following agreements or instruments):

                    (1) An executed original Administration Agreement between the Trust and the Administrator, or, if previously delivered, a confirmation thereof;

                    (2) An executed original Servicing Agreement between the Trust and the Servicer, or, if previously delivered, a confirmation thereof;

                    (3) bills of sale, blanket endorsements and such other instruments of transfer, assignment and delivery as each of the Trust and the Trust Eligible Lender Trustee shall have reasonably requested pursuant to Section 2.02;

                    (4) a certificate of an appropriate officer of the Depositor and the Depositor Eligible Lender Trustee, dated the applicable Closing Date, stating that the conditions set forth in subsections 7.01 (b) and (c) to be satisfied by the Depositor and the Depositor Eligible Lender Trustee, respectively, have been satisfied; and

                    (5) (a) legal opinions, in form and substance satisfactory to the parties listed in subsection 7.01(a) and their counsel, with respect to the organization and authority of the Depositor and Trust and such other matters as such counsel may reasonably require and (b) such other opinions, documents, instruments and agreements as Thompson Hine LLP, the Trust or the Trust Eligible Lender Trustee, or their respective counsels, may request.

                                  ARTICLE VIII

                                   TERMINATION

     8.01 Termination. This Agreement may be terminated at any time:

          (a) by the mutual consent of the Depositor and the Trust; or

          (b) by either the Depositor or the Trust if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement.

     8.02 Effect of Termination. In the event of termination of this Agreement by either the Depositor or the Trust as provided in Section 8.01,

          (a) if such termination occurs prior to the Initial Closing Date, this Agreement shall become void and there shall be no liability on the part of the Depositor or the Trust, or their respective employees, officers, directors, members or trustees, except that Sections 7.01, 9.01. 9.01, 9.03, 10.01 and
10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination; and

          (b) if such termination occurs after to the Initial Closing Date, this Agreement shall become void and there shall be no liability on the part of the Depositor or the Trust, or their respective employees, officers, directors, members or trustees, except that Sections 3.04, 5.04, 5.05, 7.01, 10.01 and
10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination.

                                   ARTICLE IX

                                 INDEMNIFICATION

     9.01 Indemnification by the Depositor. The Depositor agrees to indemnify the Trust and its employees, officers, directors, members and trustees (the "Trust Indemnified Parties") with respect to, and hold the Trust Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Trust Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Depositor to comply with any covenants or other commitments made by the Depositor in this Agreement or any other agreement or document delivered by the Depositor in connection herewith.

     9.02 Indemnification by the Trust. The Trust agrees to indemnify the Depositor and its officers, directors, employees and trustees (the "Depositor Indemnified Parties") with respect to, and hold the Depositor Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Depositor Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Trust to comply with any covenants or other commitments made by the Trust in this Agreement or any other agreement or document delivered by the Trust in connection herewith.

     9.03 Legal Proceedings. In the event the Depositor or the Trust becomes involved in any legal, governmental or administrative proceeding which may result in indemnification claims hereunder, such party shall promptly notify the other party against whom indemnity may be sought (the "Indemnifying Party") in writing and in full detail of the filing, and of the nature of such proceeding. The Indemnifying Party may, at its option and expense, defend any such proceeding if the proceeding could give rise to an indemnification obligation hereunder. If the Indemnifying Party elects to defend any proceeding, it shall have full control over the conduct of such proceeding, although each party being indemnified shall have the right to retain legal counsel at its own expense and shall have the right to approve any settlement of any dispute giving rise to such proceeding, provided that such approval may not be withheld unreasonably by the party being indemnified. The party being indemnified shall reasonably cooperate with the Indemnifying Party in such proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

     10.01 Expenses. Except as otherwise expressly provided for herein, each party will pay all of its respective expenses incurred (including attorneys' and accountants' fees) in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

     10.02 Further Assurances. Each of the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Trust Eligible Lender Trustee agrees that, on and after each Closing Date, it shall take all appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out the transfers of assets and assumptions of liabilities provided for herein.

     10.03 Amendment and Waiver. This Agreement may be amended in writing by the parties thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.

     10.04 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or three business days after being mailed by first class U.S. mail, return receipt requested, or when receipt is acknowledged, if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

           Notices to the Depositor:      Education Funding Capital I, LLC
                                          Six East Fourth Street, Suite 300-A
                                          Cincinnati, Ohio 45202
                                          Attention: Michael H. Shaut

           Notices to the Trust:          Fifth Third Bank
                                          38 Fountain Square Plaza
                                          MD 10AT60
                                          Cincinnati, Ohio 45263
                                          Attention: Corporate Trust
                                                     Administration

           with copies of all notices to: Thompson Hine LLP
                                          312 Walnut Street, Suite 1400
                                          Cincinnati, Ohio 45202-4029
                                          Attention: Patricia Mann Smitson, Esq.

     10.05 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto; provided, however, that the Trust may assign its rights under this Agreement to the Indenture Trustee, as such party is identified in, and in connection with the transactions contemplated by, the Indenture.

     10.06 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.07 Complete Agreement. This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

     10.08 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

     10.09 Governing Law. The law, without regard to conflicts of laws principles, of the State of Ohio will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first above written.

EDUCATION FUNDING CAPITAL I, LLC         FIFTH THIRD BANK,
 a Delaware limited liability company     an Ohio banking corporation
     ("Depositor")                        not in its individual capacity, but
                                          solely as eligible lender trustee on
                                          behalf of the Depositor
                                           ("Depositor Eligible Lender Trustee")


By:    /s/ Perry D. Moore                By:    /s/ Keith E. Brock
   ------------------------------------     ------------------------------------
Title: Senior Vice President - Finance   Title: Trust Officer
                                                --------------------------------



EDUCATION FUNDING CAPITAL TRUST-I        FIFTH THIRD BANK,
  By: FIFTH THIRD BANK                    an Ohio banking corporation
  not in its individual capacity,         not in its individual capacity, but
  but solely as Co-Owner Trustee          solely as eligible lender trustee on
  of EDUCATION FUNDING CAPITAL            behalf of Education Funding Capital
  TRUST-I                                 TRUST - I
     ("Trust")                             ("Trust Eligible Lender Trustee")


By:    /s/ Keith E. Brock                 By:    /s/ Keith E. Brock
   ------------------------------------      -----------------------------------
Title: Trust Officer                      Title: Trust Officer
      ---------------------------------         --------------------------------

                                   APPENDIX A
                                       to
                     Depositor Transfer and Sale Agreement,
                             dated as of May 1, 2002

                              DEFINITIONS AND USAGE

                                      Usage

         The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

         (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

         (b) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

         (c) The definitions contained in this Appendix are equally applicable to both the singular and plural forms, as well as to past, present and future tense of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (d) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.

                                   Definitions

         "Administration Agreement" shall mean the Administration Agreement, dated as of May 1, 2002, between the Administrator and the Trust.

         "Administrator" shall mean Grad Partners in its capacity as Administrator of the Trust, or any successor thereto as permitted by the Administration Agreement.

         "Appendix D" shall mean Appendix D-1 with respect to the Initial Closing Date and an additional Appendix D, sequentially numbered in ascending order beginning with Appendix D-2 on the first Subsequent Closing Date, with respect to each Subsequent Closing Date, collectively referred to herein as Appendix D.

         "Co-Owner Trustee" shall mean Fifth Third Bank, not in its individual capacity but solely as co-owner trustee of the Trust, and its successors and assigns.

         "Depositor" shall mean Education Funding Capital I, LLC, a limited liability company formed under the laws of the State of Delaware, and its successors and assigns.

         "Depositor Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement, dated as of May 1, 2002, between Depositor and the Depositor Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor, and its successor and assigns.

         "Depositor Eligible Lender Trustee" shall mean Fifth Third Bank, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor under the Depositor Eligible Lender Trust Agreement, and its successor and assigns.

         "ELG Transfer Agreement" shall mean that certain Transfer and Sale Agreement, dated as of May 1, 2002, by and among Direct III Marketing, Inc. dba Education Lending Group, Inc. ("Education Lending Group"), Fifth Third Bank, not in its individual capacity but solely as Eligible Lender Trustee on behalf of Education Lending Group, the Depositor and the Depositor Eligible Lender Trustee.

         "Financed Student Loans" shall mean, collectively, the student loans identified by the lender identification numbers, portfolio numbers or other identifying numbers described in the applicable Appendix D hereto.

         "Grad Partners" shall mean Grad Partners, Inc., a corporation formed under the laws of Delaware, and its successors and assigns.

         "Guarantee" or "Guaranteed" shall mean, with respect to a Financed Student Loan, the guarantee by the Guarantee Agency, pursuant to such Guaranty Agency's Guarantee Agreement, of the maximum percentage of the principal of and accrued interest on such Financed Student Loan allowed by terms of the Higher Education Act with respect to such Financed Student Loans at the time it was originated and the coverage of such Financed Student Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Financed Student Loans guaranteed by it of at least the minimum reimbursement allowed by the Higher Education Act with respect to a particular Financed Student Loan.

         "Guarantee Agency" shall mean any entity authorized to guaranty student loans under the Higher Education Act and with which the Depositor Eligible Lender Trustee or the Trust Eligible Lender Trustee maintains a Guarantee Agreement.

         "Guarantee Agreement" shall mean an agreement between a Guarantee Agency and either the Depositor Eligible Lender Trustee or the Trust Eligible Lender Trustee providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on the Financed Student Loans.

         "Guarantee Program" shall mean a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

         "Higher Education Act" shall mean Title IV, Part B of the Higher Education Act of 1965, as amended, or any successor federal act, and all regulations, directives and guidelines promulgated thereunder from time to time.

         "Indenture" shall mean the Indenture of Trust dated as of May 1, 2002 among the Trust, the Indenture Trustee, and the Trust Eligible Lender Trustee on behalf of the Trust.

         "Indenture Trustee" shall mean Fifth Third Bank, not in its individual capacity but solely as indenture trustee under the Indenture.

         "Interest Subsidy Payments" shall mean payments, designated as such, consisting of interest subsidies by the Department of Education in respect of Financed Student Loans originated under the Higher Education Act to the Trust Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

         "Master Promissory Note" shall mean a Master Promissory Note in the form mandated by Section 432(m)(1)(D) of the Higher Education Act.

         "Principal Balance" shall mean the aggregate unpaid principal balance of the Financed Student Loans as set forth in the applicable Appendix D.

         "Purchase Agreements" shall mean the ELG Transfer Agreement, in each case as from time to time amended or supplemented in accordance with the terms thereof, and in each case only to the extent that each such Purchase Agreement covers Financed Student Loans.

         "Purchase Price" shall mean the amount of cash consideration totaling the outstanding principal balance, accrued interest and premium with respect to the Financed Student Loans as set forth in the applicable Appendix D; provided however that the amount of premium paid will not exceed the amount of premium reflected in the most recent cash flows approved by the rating agencies.

         "Secretary" shall mean the Secretary of the United States Department of Education, an agency of the federal government, or any successor to the functions thereof under the Higher Education Act.

         "Servicer" shall mean Grad Partners, in its capacity as Servicer of the Financed Student Loans, or any permitted successor Servicer under the Servicing Agreement.

         "Servicing Agreement" shall mean the Servicing Agreement, dated as of May 1, 2002, between the Servicer and the Trust.

         "Special Allowance Payments" shall mean payments, designated as such, consisting of effective interest subsidies by the Department of Education to the Trust Eligible Lender Trustee in accordance with the Higher Education Act in respect of the Financed Student Loans originated under the Act.

         "Subservicer" shall mean Great Lakes Higher Education Servicing Corporation, in its capacity as Subservicer of the Financed Student Loans, and/or any permitted Subservicer, under the Servicing Agreement.

         "Transfer" shall mean, and it is the intention of the parties hereto that it mean, with respect to the Transferred Assets, the sale, transfer, assignment and conveyance of, or to sell, transfer, assign and convey, the Transferred Assets, provided, however, that if a court of competent jurisdiction were to hold that any such sale, transfer, assignment or conveyance were not a sale, transfer, assignment and conveyance, then with respect to the Transferred Assets, "Transfer" shall be deemed to mean (i) a conveyance of a valid and binding lien on and a security interest in, or (ii) to convey a valid and binding lien on and a security interest in, the Transferred Assets.

         "Transferred Assets" shall mean all rights of the Depositor and Depositor Eligible Lender Trustee in and to the Financed Student Loans listed on the applicable Appendix D, including all collections received and to be received with respect thereto for the period on and after the date of the Transfer, the Guarantee Agreements with respect thereto and the Purchase Agreements.

         "Trust" shall mean Education Funding Capital Trust-I, the business trust created under the laws of the State of Delaware by the Trust Agreement.

         "Trust Agreement" shall mean the Trust Agreement, dated as of May 9, 2002 ("Initial Trust Agreement") among the Depositor, Wilmington Trust Company, as Owner Trustee and Fifth Third Bank as Co-Owner Trustee as subsequently amended and restated as of May 9, 2002 (the "Amended and Restated Trust Agreement," together with the Initial Trust Agreement, the "Trust Agreement") among the Depositor, the Owner Trustee, and the Co-Owner Trustee, acknowledged and agreed to by the Trust Eligible Lender Trustee.

         "Trust Eligible Lender Trust Agreement" shall mean the Eligible Lender Trust Agreement, dated as of May 1, 2002, between the Trust and the Trust Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Trust.

                                   APPENDIX B
                                       to
                     Depositor Transfer and Sale Agreement,
                             dated as of May 1, 2002

                        FORM OF ADMINISTRATION AGREEMENT

                                   APPENDIX C
                                       to
                     Depositor Transfer and Sale Agreement,
                             dated as of May 1, 2002

                           FORM OF SERVICING AGREEMENT

                                  APPENDIX D-1
                                       to
                     Depositor Transfer and Sale Agreement,
                             dated as of May 1, 2002

                       SCHEDULE OF FINANCED STUDENT LOANS

Student Loan         Outstanding Principal     Accrued         Premium        TOTAL
------------         ---------------------     --------        -------        -----
                            Balance            Interest                       PURCHASE
                            -------            --------                       --------
                                                                              PRICE
                                                                              -----
9,650 Borrowers        $284,982,031.84       $1,323,405.72   $10,185,000  $296,490,437.56*

*Detailed description of the Financed Student Loans on file with Grad Partners, Inc, as Administrator.

            Amendment No. 1 to Depositor Transfer and Sale Agreement

     This Amendment No. 1 to Depositor Transfer and Sale Agreement (this "Amendment"), dated as of August 1, 2002, is among EDUCATION FUNDING CAPITAL I, LLC, a Delaware limited liability company (the "Depositor"), FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Depositor under the Depositor Eligible Lender Trust Agreement (the "Depositor Eligible Lender Trustee"), EDUCATION FUNDING CAPITAL TRUST-I, a Delaware business trust (the "Trust"), and FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Trust under the Trust Eligible Lender Trust Agreement (the "Trust Eligible Lender Trustee").

     Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Depositor Transfer and Sale Agreement dated as of May 1, 2002 (the "Depositor Transfer and Sale Agreement") among the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Trust Eligible Lender Trustee.

                                   WITNESSETH

     Whereas, the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Trust Eligible Lender Trustee are parties to the Depositor Transfer and Sale Agreement; and

     Whereas, pursuant to Section 10.03 of the Depositor Transfer and Sale Agreement, the parties desire to amend the Depositor Transfer and Sale Agreement on the terms and conditions set forth herein;

     Now Therefore, in consideration of the foregoing, the parties hereto agree that the foregoing recitals are incorporated herein by reference and as follows:

     Section 1. The second paragraph of Section 1.02 of the Depositor Transfer and Sale Agreement is hereby amended and restated in its entirety to read as follows:

     Consideration for Transfer of Transferred Assets. The consideration to be provided by the Trust to the Depositor and the Depositor Eligible Lender Trustee for the Transfer of the Transferred Assets shall be payment of the Purchase Price. The Trust Eligible Lender Trustee shall deposit a portion of the Purchase Price equivalent to the origination fees owing to the United States Department of Education with respect to the Financed Student Loans that are part of the Transferred Assets into a separate account. Such funds shall be used to pay such origination fees when due. The remainder of the Purchase Price shall be paid to the Depositor.

     Section 2. All other provisions of the Depositor Transfer and Sale Agreement are hereby ratified, approved and confirmed.

   [Remainder of this page left intentionally blank; signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the day, month and year first above written.

EDUCATION FUNDING CAPITAL I, LLC                FIFTH THIRD BANK,
 a Delaware limited liability company            an Ohio banking corporation
       ("Depositor")                             not in its individual capacity, but solely as
                                                 eligible lender trustee on behalf of the
                                                 Depositor
                                                    ("Depositor Eligible Lender Trustee")


By:    /s/ Perry D. Moore                       By:    /s/ Brian J. Gardner
   -----------------------------------------       --------------------------
Title: Senior Vice President - Finance          Title: AVP & Senior Trust Officer
                                                      -----------------------------

EDUCATION FUNDING CAPITAL TRUST-I               FIFTH THIRD BANK,
 By: FIFTH THIRD BANK                            an Ohio banking corporation
 not in its individual capacity,                 not in its individual capacity, but solely as
 but solely as Co-Owner Trustee                  eligible lender trustee on behalf of
 of EDUCATION FUNDING CAPITAL                    Education Funding Capital
 TRUST-I                                         TRUST - I
    ("Trust")                                       ("Trust Eligible Lender Trustee")


By:    /s/ Brian J. Gardner                     By:    /s/ Brian J. Gardner
   -----------------------------------------       --------------------------
Title: AVP & Senior Trust Officer               Title: AVP & Senior Trust Officer
      --------------------------------------          -----------------------------